Fidelity National Information Services, Inc.
Supplemental Financial Information
March 6, 2018

Exhibit 99.1

Exhibit A	Supplemental GAAP to Non-GAAP Reconciliations - Unaudited for the three months ended March 31, June 30, September 30, and December 31, 2017 and the years ended December 31, 2017, 2016 and 2015.

Exhibit B	Recast Condensed Consolidated Statements of Earnings - Unaudited for the three months ended March 31, June 30, September 30, and December 31, 2017 and the years ended December 31, 2017, 2016 and 2015.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(In millions)

Exhibit A

	Three months ended				Years ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	December 31,
	2017	2017	2017	2017	2017	2016	2015
Per recast:
Net earnings from continuing operations attributable to FIS	$129	$139	$59	$934	$1,261	$524	$631
Provision (benefit) for income taxes	74	136	50	(581)	(321)	291	375
Equity method investment earnings	—	—	—	2	3	—	—
Interest expense, net	93	91	84	70	337	383	183
Other (gain/income) loss/expense, net	(50)	4	192	6	152	31	(102)

Operating income	246	370	385	431	1,432	1,229	1,087
FIS depreciation and amortization from continuing operations, excluding purchase accounting amortization	152	160	159	164	636	568	418
FIS non-GAAP adjustments:
Purchase accounting amortization (1)	180	180	183	187	731	585	238
Acquisition, integration and severance (2)	80	39	22	38	178	281	171
Acquisition deferred revenue adjustment (3)	3	2	2	—	7	192	48
Global restructure (4)	—	—	—	—	—	—	45
Adjusted EBITDA	$661	$751	$751	$820	$2,984	$2,855	$2,007

Historical SunGard operating income, as adjusted (5)							488
Historical SunGard depreciation and amortization from continuing operations, as adjusted (5)							132
Adjusted combined EBITDA							$2,627

Amounts in table may not sum or calculate due to rounding.

(1)See note (1) to Notes to Exhibit A.
(2)See note (2) to Notes to Exhibit A.
(3)See note (3) to Notes to Exhibit A.
(4)See note (6) to Notes to Exhibit A.
(5)See note (8) to Notes to Exhibit A.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(In millions)

Exhibit A (continued)

	Three months ended				Years ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	December 31,
	2017	2017	2017	2017	2017	2016	2015
Per Recast:
Earnings from continuing operations before income taxes and equity method investment earnings	$209	$283	$119	$365	$976	$837	$1,025
Provision (benefit) for income taxes	74	136	50	(581)	(321)	291	375
Equity method investment earnings	—	—	—	(2)	(3)	—	—
Net earnings attributable to noncontrolling interest	(6)	(8)	(10)	(10)	(33)	(22)	(19)
Net earnings from continuing operations attributable to FIS	129	139	59	934	1,261	524	631
FIS non-GAAP adjustments:
Purchase accounting amortization (1)	180	180	183	187	731	585	238
Acquisition, integration and severance (2)	80	39	22	39	180	281	191
Acquisition deferred revenue adjustment (3)	3	2	2	—	7	192	48
Loss (gain) on sale of businesses and investments (4)	(85)	(3)	33	(7)	(62)	—	(139)
Debt financing activities (5)	25	4	167	4	199	4	—
Global restructure (6)	—	—	—	—	—	—	45
Tax reform adjustments (7)	—	—	—	(760)	(760)	—	—
Provision for income taxes on non-GAAP adjustments	(58)	(13)	(73)	22	(123)	(371)	(92)
Total non-GAAP adjustments	145	209	334	(515)	172	691	291
Adjusted net earnings (loss) from continuing operations, net of tax	$274	$348	$393	$419	$1,433	$1,215	$922

Net earnings per share - diluted from continuing operations attributable to FIS common stockholders	$0.39	$0.42	$0.18	$2.77	$3.75	$1.59	$2.18
FIS non-GAAP adjustments:
Purchase accounting amortization (1)	0.54	0.54	0.54	0.55	2.18	1.77	0.82
Acquisition, integration and severance (2)	0.24	0.12	0.07	0.12	0.54	0.85	0.66
Acquisition deferred revenue adjustment (3)	0.01	0.01	0.01	—	0.02	0.58	0.17
Loss (gain) on sale of businesses (4)	(0.26)	(0.01)	0.10	(0.02)	(0.18)	—	(0.48)
Debt financing activities (5)	0.08	0.01	0.50	0.01	0.59	0.01	—
Global restructure (6)	—	—	—	—	—	—	0.16
Tax reform adjustments (7)	—	—	—	(2.26)	(2.26)	—	—
Provision for income taxes on non-GAAP adjustments	(0.17)	(0.04)	(0.22)	0.07	(0.37)	(1.12)	(0.32)
Adjusted net earnings (loss) per share - diluted from continuing operations attributable to FIS common stockholders	$0.82	$1.04	$1.17	$1.24	$4.27	$3.68	$3.19

Weighted average shares outstanding-diluted	333	334	336	337	336	330	289

Amounts in table may not sum or calculate due to rounding.

(1)See note (1) to Notes to Exhibit A.
(2)See note (2) to Notes to Exhibit A.
(3)See note (3) to Notes to Exhibit A.
(4)See note (4) to Notes to Exhibit A.
(5)See note (5) to Notes to Exhibit A.
(6)See note (6) to Notes to Exhibit A.
(7)See note (7) to Notes to Exhibit A.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(In millions)

Exhibit A (continued)

	Three months ended				Years ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	December 31,
	2017	2017	2017	2017	2017	2016	2015
Processing and services revenue	$2,255	$2,341	$2,198	$2,329	$9,123	$9,241	$6,596
Non-GAAP adjustments:
Acquisition deferred revenue adjustment (2)	3	2	2	—	7	192	48
Adjusted revenue	2,258	2,343	2,200	2,329	9,130	9,433	6,644
Topic 606 adjustments (1)	(107)	(83)	(102)	(163)	(455)	(410)	(336)
Recast adjusted revenue	$2,151	$2,260	$2,098	$2,166	$8,675	$9,023	6,308

Historical SunGard revenue, as adjusted (3)							2,489
Adjusted combined revenue							$8,797

Amounts in table may not sum or calculate due to rounding.

(1)	These adjustments represent the impact of the retrospective application of ASC 606.

(2)	See note (3) to Notes to Exhibit A.

(3)	See note (8) to Notes to Exhibit A.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B

	As reported		GAAP Recast
	Three months ended	Topic	Three months ended
	March 31,	606	March 31,
	2017	Adjustments (1)	2017
Processing and services revenues	$2,255	$(107)	$2,148
Cost of revenues	1,582	(91)	1,491
Gross profit	673	(16)	657
Selling, general and administrative expenses	413	(2)	411
Operating income	260	(14)	246
Other income (expense):
Interest expense, net	(93)	—	(93)
Other income (expense), net	56	—	56
Total other income (expense), net	(37)	—	(37)
Earnings from continuing operations before income taxes and equity method investment earnings	223	(14)	209
Provision (benefit) for income taxes	79	(5)	74
Equity method investment earnings	—	—	—
Earnings from continuing operations, net of tax	144	(9)	135
Earnings (loss) from discontinued operations, net of tax	—	—	—
Net earnings	144	(9)	135
Net earnings attributable to noncontrolling interest	(6)	—	(6)
Net earnings attributable to FIS common stockholders	$138	$(9)	$129
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$0.42	$(0.03)	$0.39
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$0.42	$(0.03)	$0.39
Weighted average shares outstanding-basic	328	328	328
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$0.41	$(0.03)	$0.39
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$0.41	$(0.03)	$0.39
Weighted average shares outstanding-diluted	333	333	333
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$138	$(9)	$129
Net earnings (loss) from discontinued operations	—	—	—
Net earnings attributable to FIS common stockholders	$138	$(9)	$129

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Three months ended	Topic	Three months ended
	June 30,	606	June 30,
	2017	Adjustments (1)	2017
Processing and services revenues	$2,341	$(83)	$2,258
Cost of revenues	1,612	(92)	1,520
Gross profit	729	9	738
Selling, general and administrative expenses	370	(2)	368
Operating income	359	11	370
Other income (expense):
Interest expense, net	(91)	—	(91)
Other income (expense), net	4	—	4
Total other income (expense), net	(87)	—	(87)
Earnings from continuing operations before income taxes and equity method investment earnings	272	11	283
Provision (benefit) for income taxes	132	4	136
Equity method investment earnings	—	—	—
Earnings from continuing operations, net of tax	140	7	147
Earnings (loss) from discontinued operations, net of tax	—	—	—
Net earnings	140	7	147
Net earnings attributable to noncontrolling interest	(8)	—	(8)
Net earnings attributable to FIS common stockholders	$132	$7	$139
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$0.40	$0.02	$0.42
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$0.40	$0.02	$0.42
Weighted average shares outstanding-basic	330	330	330
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$0.40	$0.02	$0.42
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$0.40	$0.02	$0.42
Weighted average shares outstanding-diluted	334	334	334
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$132	$7	$139
Net earnings (loss) from discontinued operations	—	—	—
Net earnings attributable to FIS common stockholders	$132	$7	$139

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Three months ended	Topic	Three months ended
	September 30,	606	September 30,
	2017	Adjustments (1)	2017
Processing and services revenues	$2,198	$(102)	$2,096
Cost of revenues	1,483	(97)	1,386
Gross profit	715	(5)	710
Selling, general and administrative expenses	327	(2)	325
Operating income	388	(3)	385
Other income (expense):
Interest expense, net	(84)	—	(84)
Other income (expense), net	(182)	—	(182)
Total other income (expense), net	(266)	—	(266)
Earnings from continuing operations before income taxes and equity method investment earnings	122	(3)	119
Provision (benefit) for income taxes	51	(1)	50
Equity method investment earnings	—	—	—
Earnings from continuing operations, net of tax	71	(2)	69
Earnings (loss) from discontinued operations, net of tax	—	—	—
Net earnings	71	(2)	69
Net earnings attributable to noncontrolling interest	(10)	—	(10)
Net earnings attributable to FIS common stockholders	$61	$(2)	$59
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$0.18	$(0.01)	$0.18
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$0.18	$(0.01)	$0.18
Weighted average shares outstanding-basic	331	331	331
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$0.18	$(0.01)	$0.18
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$0.18	$(0.01)	$0.18
Weighted average shares outstanding-diluted	336	336	336
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$61	$(2)	$59
Net earnings (loss) from discontinued operations	—	—	—
Net earnings attributable to FIS common stockholders	$61	$(2)	$59

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Three months ended	Topic	Three months ended
	December 31,	606	December 31,
	2017	Adjustments (1)	2017
Processing and services revenues	$2,329	$(163)	$2,166
Cost of revenues	1,504	(106)	1,398
Gross profit	825	(57)	768
Selling, general and administrative expenses	340	(3)	337
Operating income	485	(54)	431
Other income (expense):
Interest expense, net	(70)	—	(70)
Other income (expense), net	4	—	4
Total other income (expense), net	(66)	—	(66)
Earnings from continuing operations before income taxes and equity method investment earnings	419	(54)	365
Provision (benefit) for income taxes	(581)	—	(581)
Equity method investment earnings	(2)	—	(2)
Earnings from continuing operations, net of tax	998	(54)	944
Earnings (loss) from discontinued operations, net of tax	—	—	—
Net earnings	998	(54)	944
Net earnings attributable to noncontrolling interest	(10)	—	(10)
Net earnings attributable to FIS common stockholders	$988	$(54)	$934
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$2.98	$(0.16)	$2.81
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$2.98	$(0.16)	$2.81
Weighted average shares outstanding-basic	332	332	332
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$2.93	$(0.16)	$2.77
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$2.93	$(0.16)	$2.77
Weighted average shares outstanding-diluted	337	337	337
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$988	$(54)	$934
Net earnings (loss) from discontinued operations	—	—	—
Net earnings attributable to FIS common stockholders	$988	$(54)	$934

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Year ended	Topic	Year ended
	December 31,	606	December 31,
	2017	Adjustments (1)	2017
Processing and services revenues	$9,123	$(455)	$8,668
Cost of revenues	6,181	(387)	5,794
Gross profit	2,942	(68)	2,874
Selling, general and administrative expenses	1,450	(8)	1,442
Operating income	1,492	(60)	1,432
Other income (expense):
Interest expense, net	(337)	—	(337)
Other income (expense), net	(119)	—	(119)
Total other income (expense), net	(456)	—	(456)
Earnings from continuing operations before income taxes and equity method investment earnings	1,036	(60)	976
Provision (benefit) for income taxes	(319)	(2)	(321)
Equity method investment earnings	(3)	—	(3)
Earnings from continuing operations, net of tax	1,352	(58)	1,294
Earnings (loss) from discontinued operations, net of tax	—	—	—
Net earnings	1,352	(58)	1,294
Net earnings attributable to noncontrolling interest	(33)	—	(33)
Net earnings attributable to FIS common stockholders	$1,319	$(58)	$1,261
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$4.00	$(0.18)	$3.82
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$4.00	$(0.18)	$3.82
Weighted average shares outstanding-basic	330	330	330
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$3.93	$(0.17)	$3.75
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$3.93	$(0.17)	$3.75
Weighted average shares outstanding-diluted	336	336	336
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$1,319	$(58)	$1,261
Net earnings (loss) from discontinued operations	—	—	—
Net earnings attributable to FIS common stockholders	$1,319	$(58)	$1,261

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Year ended	Topic	Year ended
	December 31,	606	December 31,
	2016	Adjustments (1)	2016
Processing and services revenues	$9,241	$(410)	$8,831
Cost of revenues	6,233	(338)	5,895
Gross profit	3,008	(72)	2,936
Selling, general and administrative expenses	1,710	(3)	1,707
Operating income	1,298	(69)	1,229
Other income (expense):
Interest expense, net	(383)	—	(383)
Other income (expense), net	(9)	—	(9)
Total other income (expense), net	(392)	—	(392)
Earnings from continuing operations before income taxes and equity method investment earnings	906	(69)	837
Provision (benefit) for income taxes	317	(26)	291
Equity method investment earnings	—	—	—
Earnings from continuing operations, net of tax	589	(43)	546
Earnings (loss) from discontinued operations, net of tax	1	—	1
Net earnings	590	(43)	547
Net earnings attributable to noncontrolling interest	(22)	—	(22)
Net earnings attributable to FIS common stockholders	$568	$(43)	$525
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$1.74	$(0.13)	$1.61
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-basic attributable to FIS common stockholders	$1.74	$(0.13)	$1.61
Weighted average shares outstanding-basic	326	326	326
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$1.72	$(0.13)	$1.59
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	—	—	—
Net earnings per share-diluted attributable to FIS common stockholders	$1.72	$(0.13)	$1.59
Weighted average shares outstanding-diluted	330	330	330
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$567	$(43)	$524
Net earnings (loss) from discontinued operations	1	—	1
Net earnings attributable to FIS common stockholders	$568	$(43)	$525

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS — UNAUDITED
(In millions, except per share data)

Exhibit B (continued)

	As reported		GAAP Recast
	Year ended	Topic	Year ended
	December 31,	606	December 31,
	2015	Adjustments (1)	2015
Processing and services revenues	$6,596	$(336)	$6,260
Cost of revenues	4,395	(324)	4,071
Gross profit	2,201	(12)	2,189
Selling, general and administrative expenses	1,102	—	1,102
Operating income	1,099	(12)	1,087
Other income (expense):
Interest expense, net	(183)	—	(183)
Other income (expense), net	121	—	121
Total other income (expense), net	(62)	—	(62)
Earnings from continuing operations before income taxes and equity method investment earnings	1,037	(12)	1,025
Provision (benefit) for income taxes	379	(4)	375
Equity method investment earnings	—	—	—
Earnings from continuing operations, net of tax	658	(8)	650
Earnings (loss) from discontinued operations, net of tax	(7)	—	(7)
Net earnings	651	(8)	643
Net earnings attributable to noncontrolling interest	(19)	—	(19)
Net earnings attributable to FIS common stockholders	$632	$(8)	$624
Net earnings per share-basic from continuing operations attributable to FIS common stockholders	$2.24	$(0.03)	$2.21
Net earnings (loss) per share-basic from discontinued operations attributable to FIS common stockholders	(0.03)	—	(0.03)
Net earnings per share-basic attributable to FIS common stockholders	$2.22	$(0.03)	$2.19
Weighted average shares outstanding-basic	285	285	285
Net earnings per share-diluted from continuing operations attributable to FIS common stockholders	$2.21	$(0.03)	$2.18
Net earnings (loss) per share-diluted from discontinued operations attributable to FIS common stockholders	(0.03)	—	(0.03)
Net earnings per share-diluted attributable to FIS common stockholders	$2.19	$(0.03)	$2.16
Weighted average shares outstanding-diluted	289	289	289
Amounts attributable to FIS common stockholders:
Net earnings from continuing operations	$639	$(8)	$631
Net earnings (loss) from discontinued operations	(7)	—	(7)
Net earnings attributable to FIS common stockholders	$632	$(8)	$624

Amounts in table may not sum or calculate due to rounding.

(1) These adjustments represent the impact of the retrospective application of ASC 606.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(In millions)

Notes to Exhibit A for the three months ended March 31, June 30, September 30, and December 31, 2017 and the years ended December 31, 2017, 2016 and 2015.

The non-GAAP adjustments are as follows:

(1)
This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions, including customer relationships, contract value, trademarks and tradenames, and non-compete agreements.

(2)	This item represents certain costs and other transactions which management deems non-operational primarily related to integration and severance activity from the SunGard acquisition.

(3)
This item represents the impact of the purchase accounting adjustment to reduce SunGard's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by SunGard under GAAP if the acquisition had not occurred, but was not recognized due to GAAP purchase accounting requirements.

(4)
This item represents the pre-tax loss on the sale of the Capco consulting business and risk and compliance consulting business ("Capco") during the third quarter of 2017 and the pre-tax gain on the sale of the Public Sector and Education ("PS&E") businesses and other divestitures during the first half of 2017. For 2015, this item represents the gain on the sale of check warranty contracts and other assets in the gaming industry.

(5)
This item represents: (1) a pre-tax charge upon extinguishment of approximately $171 million in tender premiums and the write-off of previously capitalized debt issuance costs and other costs related to debt refinancing on the repurchase of approximately $2,000 million in aggregate principal of debt securities during the 2017 third quarter; (2) the write-off of certain previously capitalized debt issuance costs; (3) the payment of an $18 million bond premium associated with the early redemption of our senior notes due March 2022 during March 2017; and (4) other costs related to debt refinancing.

(6)	Global Restructure represents severance costs incurred during the first quarter of 2015 in connection with the reorganization and streamlining of operations in our Global Financial Solutions segment.

(7)	This item represents adjustments due to "The Tax Cuts and Jobs Act" bill enacted on December 22, 2017.

(8)
The unaudited historical SunGard financial information, as adjusted, is presented for illustrative purposes only. The adjusted financial information excludes amortization of purchased intangible assets, as well as the impact from the acquisition deferred revenue adjustment arising from the SunGard Acquisition as those impacts would be eliminated in the preparation of adjusted combined information. Pre-acquisition amounts related to SunGard have not been adjusted for the ASC 606 changes in the revenue recognition standards.